EXHIBIT 10.35
Execution Version

FIFTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 21, 2012, is among TEMPUS ACQUISITION, LLC, a Delaware limited liability company (the “Borrower”), the Lenders signatories below, and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent (the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Credit and Security Agreement dated as of June 30, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Company, the Administrative Agent and the undersigned Lenders wish to provide for a term loan in an amount of up to $5,000,000 to be made as a Tranche B Term Loan thereunder on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree to amend the Credit Agreement as follows:
1.    Amendment of Credit Agreement.
(a)(i)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined term into Section 1.01 in correct alpha order, as follows:
“Fifth Amendment Effective Date” means December 21, 2012.”
(ii)    Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Tranche B Upsize Term Loan Commitment” and “Tranche B Upsize Term Loans” and inserting the following defined terms into Section 1.01 in correct alpha order, as follows:
“Tranche B Upsize Term Loan Commitment” means (a) as to any Tranche B Term Lender, the aggregate commitment of such Tranche B Term Lender to make Tranche B Upsize Term Loans as set forth on Schedule 2.01 or in the most recent Assignment Agreement or other documentation contemplated hereby executed by such Tranche B Term Lender and (b) as to all Tranche B Term Lenders, the aggregate commitment of all Tranche B Term Lenders to make Tranche B Upsize Term Loans, which aggregate commitment shall be $14,100,000 on the date of this Agreement. After advancing any Tranche B Upsize Term Loan, each reference to a Tranche B Term Lender’s Tranche B Term Loan Commitment shall refer to that Tranche B Term Lender’s Applicable Percentage of the Tranche B Term Loans, including without limitation the Tranche B Upsize Term Loans.

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“Tranche B Upsize Term Loans” means the term loans made by the Tranche B Term Lenders to the Borrower as of October 5, 2012, on or after November 20, 2012, and on or after December 21, 2012, pursuant to Section 2.01.
(b)    Clause (d) of Section 2.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place and stead:
(d) each Tranche B Term Lender with a Tranche B Upsize Term Loan Commitment agrees to make a Tranche B Term Loan to the Borrower in Dollars on October 5, 2012, on or after November 20, 2012, and on or after December 21, 2012, respectively, in an amount equal to such Lender’s Tranche B Upsize Term Loan Commitment by making funds immediately available to the Borrower’s designated account, not later than the time specified by the Administrative Agent.
(c)    Section 2.07(c) is hereby deleted in its entirety and the following Section 2.07(c) is hereby substituted in its place and stead:
(c) (i) From and after the Fifth Amendment Effective Date, within ten (10) days after the close of each calendar month, Borrower shall prepay the outstanding principal balance of the Tranche B Term Loans in an aggregate amount equal to 40.0% of the aggregate amount of Interval Purchase Price received by Mystic Dunes in the prior calendar month, to the extent not previously paid pursuant to Section 2.7(f) below; and (ii) commencing in January 2013 and payable monthly thereafter concurrently with the payment made pursuant to Section 2.07( c)(i), Borrower shall make an additional monthly prepayment on the outstanding principal balance of the Tranche B Term Loans in an amount equal to $333,333.
(d)    Clause (e) of Section 5.09 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place and stead:
(e) with respect to the Tranche B Upsize Term Loan in the amount of $2,500,000, to be used to make separation payments to the former owners/principals of the Mystic Dunes resorts, and
(f) with respect to the Tranche B Upsize Term Loan in the amount of up to $5,000,000, to be used by Mystic Dunes to fund guaranties and/or indemnities to its homeowners’ associations.
(e)    Section 5.16 of the Credit Agreement is hereby amended by deleting “November 30, 2012” and substituting “December 31, 2012” in its place and stead.
(f)    Schedule 2.01 to the Credit Agreement is hereby amended to include the information in the schedule attached hereto as Schedule 2.01-Supplement #3.

2.    Representations and Warranties of the Borrower. The Borrower represents and warrants that:
(a)    The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.
(b)    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment, except any order that has been duly obtained and is (x) in full force and effect and (y) sufficient for the purposes hereof.
(c)    This Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.
(d)    As of the Fifth Amendment Effective Date, there are no Defaults or Events of Default.
3.    Fifth Amendment Effective Date. This Amendment shall become effective as of the Fifth Amendment Effective Date upon the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received (i) a counterpart of this Amendment signed on behalf of the Borrower, the Required Lenders, including each Lender holding a Tranche B Term Loan Commitment and the Guarantor or (ii) written evidence (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that each such party hereto has signed a counterpart of this Amendment.
(b)    The representations and warranties set forth in Section 2 hereof are true and correct.
4.    Reference to and Effect Upon the Credit Agreement.
(a)    Except as specifically amended and supplemented hereby, the Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Amendment and is hereby ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit

Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.
5.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without giving effect to its choice of law provisions.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Loan and Security Agreement as of the date first above written.
Borrower:

TEMPUS ACQUISITION, LLC

By: __/s/ Yanna Huang_____________
Name: Yanna Huang
Title: Treasurer

Administrative Agent:

GUGGENHEIM CORPORATE FUNDING, LLC

By:    ___/s/ William Hagner______________
Name: William Hagner
Title:     Senior Managing Director

Lenders:

NZC GUGGENHEIM MASTER FUND LIMITED, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By:___/s/ William Hagner______________
Name: William Hagner
Title:      Attorney-in-Fact

GUGGENHEIM PRIVATE DEBT FUND NOTE ISSUER LLC, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By:___/s/ William Hagner______________
Name: William Hagner
Title:      Attorney-in-Fact

WAKE FOREST UNIVERSITY, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By:___/s/ William Hagner______________
Name: William Hagner
Title:      Attorney-in-Fact

GUGGENHEIM PRIVATE DEBT MASTER FUND, LLC, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By:___/s/ William Hagner______________
Name: William Hagner
Title:      Attorney-in-Fact

SILVER ROCK FINANCIAL LLC, as a Lender

By:____/s/ Ralph Finerman_________________
Name: Ralph Finerman
Title:    Manager

BDIF LLC, as a Lender

By:_____/s/ Ralph Finerman_________________
Name: Ralph Finerman
Title:    Manager

QUISSETT INVESTORS (BERMUDA) L.P.,
as a Lender
By: Wellington Management Company, LLP

By:____/s/ Steven M.Hoffman_________________
Name: Steven M. Hoffman
Title: Vice President and Counsel

QUISSETT PARTNERS, L.P., as a Lender
By: Wellington Management Company, LLP

By:____/s/ Steven M.Hoffman_________________
Name: Steven M. Hoffman
Title: Vice President and Counsel

Tempus Holdings, LLC, a Delaware limited liability company, is the “Guarantor” named in that certain Guaranty dated as of June 30, 2011 (as amended, restated or otherwise modified from time to time, the “Guaranty”), in favor of Guggenheim Corporate Funding, LLC, as Administrative Agent for itself and for the Lenders under and as defined in the Loan and Security Agreement dated as of June 30, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Tempus Holdings, LLC hereby acknowledges receipt of a copy of the foregoing Fifth Amendment to Loan and Security Agreement, agrees that references in the Guaranty to the Credit Agreement shall mean the Credit Agreement as amended by said Fifth Amendment to Loan and Security Agreement and as further amended, restated or otherwise modified from time to time, and confirms the continuing validity of the Guaranty.

Guarantor:

TEMPUS HOLDINGS, LLC

By:      /s/ Yanna Huang
Name:      Yanna Huang
Title:     Treasurer

SCHEDULE 2.01 – SUPPLEMENT #3

LENDERS; COMMITMENTS

LENDER	$6,600,000 TRANCHE B UPSIZE TERM LOAN COMMITMENT	$2,500,000 TRANCHE B UPSIZE TERM LOAN COMMITMENT	$5,000,000 TRANCHE B UPSIZE TERM LOAN COMMITMENT

NZC Guggenheim Master Fund Limited	$0	$0	$0
Guggenheim Private Debt Fund Note Issuer LLC	$5,652,775.00	$2,141,202.81	$3,125,000.00
Wake Forest University	$0	$0	$0
Guggenheim Private Debt Master Fund, LLC	$0	$0	$0
Silver Rock Financial LLC	$473,612.28	$179,398.59	$187,500.00
BDIF LLC	$473,612.28	$179,398.59	$187,500.00
Quissett Investors (Bermuda) L.P.	$0	$0	$841,500.00
			$658,500.00
Quissett Partners, L.P.	$0	$0

AGGREGATE COMMITMENTS	$6,600,000	$2,500,000	$5,000,000